Revenue and Loyalty Programs	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Revenue and Loyalty Programs
NOTE 12. REVENUE AND LOYALTY PROGRAMS

(a)	Revenue
The following
table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the years ended December 31, 2021 and 2020:

($ in thousands)	2021	2020
Wholesale	$414,908	$274,000
Dispensary	406,774	202,251

Total Revenue	$821,682	$476,251

The Company generates revenue, net of sales discounts, at the point in time the control of the product is transferred to the customer, as the Company has a right to payment, and the customer has assumed significant risks and rewards of such product without any remaining performance obligation. Sales discounts were
 7.0% and 3.0%
of gross revenue during the years ended December 31, 2021 and 2020, respectively. The Company does not enter into long-term sales contracts.

(b)	Loyalty Programs
For
some
 of its locations, the Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store
sales transaction. In addition, the Company records a performance obligation as a reduction of revenue based on the estimated probability of point obligation incurred, which is calculated based on a standalone selling price that ranges between $
0.01
and $
0.04
per loyalty point. Upon redemption, the loyalty program obligation is relieved, and the offset is recorded as revenue. As of December 31, 2021, there were
94.1
 million points outstanding, with an approximate value of $
1.3
 million.
As of December 31, 2020, there were 52.5 million points outstanding, with an approximate value of $0.8 million. The Company expects outstanding loyalty points to be redeemed within one year
.